UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2022

ARCHAEA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Westheimer Road, Suite G450 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(346) 708-8272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LFG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on October 16, 2022, Archaea Energy Inc., a Delaware corporation (the “Company”), and LFG Acquisition Holdings LLC, a Delaware limited liability company and a subsidiary of the Company (“Opco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BP Products North America Inc., a Maryland corporation (“Parent”), Condor RTM Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Condor RTM LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Opco Merger Sub”).

On December 28, 2022 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Company Merger”), and Opco Merger Sub merged with and into Opco with Opco continuing as the surviving company and a wholly owned subsidiary of Parent (the “Opco Merger” and, together with the Company Merger, the “Mergers”).

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Mergers, borrowings outstanding under the Revolving Credit and Term Loan Agreement, dated as of September 15, 2021, as amended, restated, amended and restated or otherwise modified from time to time, among the Company, the subsidiaries identified therein, Comerica Bank, as administrative agent, and the lending institutions from time to time party thereto, were repaid in full and all obligations and guarantees thereunder were discharged and all liens granted in connection therewith were released.

Also in connection with the Mergers, the (i) 3.75% Senior Secured Notes due September 30, 2031 issued by Assai Energy, LLC, a wholly owned subsidiary of the Company (“Assai”), pursuant to the Note Purchase Agreement, dated January 15, 2021, as amended, restated, amended and restated or otherwise modified from time to time, among Assai, as issuer, and each of the purchasers party thereto, and (ii) the 4.47% Senior Secured Notes due September 30, 2041 issued by Assai pursuant to that certain Note Purchase Agreement, dated April 5, 2021, as amended, restated, amended and restated or otherwise modified from time to time, among Assai, as issuer, and each of the purchasers party thereto were terminated, and all obligations and guarantees thereunder were repaid in full and discharged and all liens granted in connection therewith were released.

Also in connection with the Mergers, the Warrant Agreement (as defined below), as amended, was automatically terminated immediately following the effective time of the Opco Merger (the “Opco Merger Effective Time”), except with respect to the right to receive the Per Warrant Redemption Amount (as defined below).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Company Capital Stock

At the effective time of the Company Merger (the “Effective Time”), in accordance with the terms and conditions set forth in the Merger Agreement, (i) each share of Class A common stock, par value $0.0001 per share, of the Company (the “Company Class A Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Class A Common Stock held by the Company as treasury stock or owned by Parent, Merger Sub, Opco Merger Sub or any other subsidiaries thereof, or any shares of Company Class A Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) was automatically canceled, extinguished and converted into the right to receive $26.00 in cash, without interest thereon (the “Per Share Price”), (ii) each share of Company Class A Common Stock held by the Company as treasury stock or owned by Parent, Merger Sub, Opco Merger Sub or any other subsidiaries thereof, in each case, as of immediately prior to the Effective Time, was automatically cancelled and extinguished without conversion thereof or consideration paid therefor and (iii) each share of Class B common stock, par value $0.0001 per share, of the Company was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

Opco Units

At the Opco Merger Effective Time, in accordance with the terms and conditions set forth in the Merger Agreement, (i) each Class A Unit of Opco (each, an “Opco Unit”) held by a holder other than the Company or any of its subsidiaries issued and outstanding as of immediately prior to the Opco Merger Effective Time was automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Share Price and (ii) each Opco Unit held by the Company or any of its subsidiaries immediately prior to the Opco Merger Effective Time became an equivalent number of limited liability company interests of the surviving Opco held by the Company, as the surviving corporation in the Company Merger.

Company Equity Awards

At the Effective Time, each award of restricted stock units of the Company (“Company RSUs”) that was outstanding and vested as of immediately prior to the Effective Time and each Company RSU that was held by a non-employee director of the Company immediately prior to the Effective Time, and each award of performance-based restricted stock units of the Company (“Company PSUs”) that was outstanding and vested as of immediately prior to the Effective Time (“Vested Company RSUs” and “Vested Company PSUs,” respectively) and, with respect to each holder of Company RSUs or Company PSUs, 50% of such holder’s Company RSUs and such holder’s Company PSUs that were outstanding and unvested as of immediately prior to the Effective Time (“Deemed Vested Company RSUs” and “Deemed Vested Company PSUs,” respectively) were, in each case, automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Class A Common Stock subject to such Vested Company RSU or Deemed Vested Company RSU or such Vested Company PSU or Deemed Vested Company PSU (with Deemed Vested Company PSUs being deemed achieved at maximum performance), respectively, as of immediately prior to the Effective Time.

Each award of Company RSUs and Company PSUs that was outstanding as of immediately prior to the Effective Time that is not a Vested Company RSU or Deemed Vested Company RSU (an “Unvested Company RSU”) or a Vested Company PSU or Deemed Vested Company PSU (an “Unvested Company PSU”), respectively, was, in each case, automatically, at the Effective Time, cancelled and converted into an award representing the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Class A Common Stock subject to such Unvested Company RSU or Unvested Company PSU (with Unvested Company PSUs being deemed achieved at maximum performance), respectively, as of immediately prior to the Effective Time (a “Deferred Cash RSU Award” or “Deferred Cash PSU Award,” respectively). Each Deferred Cash RSU Award or Deferred Cash PSU Award will, subject to the holder’s continued service with Parent or its affiliates through the applicable vesting dates, generally vest and be payable on the earlier of (A) the same time as the Company RSU or Company PSU for which the Deferred Cash RSU Award or Deferred Cash PSU Award, respectively, was exchanged would have vested and been payable pursuant to its service-based vesting schedule and (B) the first anniversary of the date of the Effective Time.

Company Warrants

Immediately following the Opco Merger Effective Time, each of the warrants (the “Warrants”) were redeemed for cash in accordance with the terms of the Warrant Agreement, dated as of October 21, 2020 (the “Warrant Agreement”), by and between the Company (formerly known as Rice Acquisition Corp.), Opco (formerly known as Rice Acquisition Holdings LLC) and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as amended by Amendment No. 1 to Warrant Agreement, dated as of October 16, 2022 (the “Warrant Agreement Amendment”), by and between the Company, Opco and the Warrant Agent. Pursuant to the Warrant Agreement Amendment, immediately following the Opco Merger Effective Time, each Warrant that was issued and outstanding immediately prior to the Effective Time was automatically redeemed for the right to receive an amount, in cash, equal to (i) the Per Share Price minus (ii) the Warrant Price (as defined in the Warrant Agreement) as reduced pursuant to the calculation provided in Section 4.4 of the Warrant Agreement (the “Per Warrant Redemption Amount”), without interest. Following the Effective Time, no Warrant entitles the holder thereof to receive any equity or other securities of the Company, Opco or any of their affiliates and all Warrants were cancelled and ceased to exist.

The foregoing description of the Merger Agreement and the Mergers is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the copy of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Mergers and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of the Company Class A Common Stock from the NYSE and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Class A Common Stock is no longer be listed on the NYSE, and trading of the Company Class A Common Stock on the NYSE was halted prior to the opening of trading on the Closing Date.

Upon effectiveness of the Form 25, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of the Company Class A Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Company Merger, each share of Company Class A Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was, at the Effective Time, automatically canceled, extinguished and converted into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Company Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Mergers, at the Effective Time, J. Kyle Derham, Kathryn Jackson, Joseph Malchow, Scott Parkes, Daniel J. Rice, IV, Nicholas Stork and James Torgerson each resigned from the board of directors of the Company (the “Board”) and from any and all committees of the Board on which they served. Pursuant to the terms of the Merger Agreement, at the Effective time, the directors of Merger Sub as of immediately prior to the Effective Time became the directors of the Company. Immediately thereafter, Parent, as the sole stockholder of the Company, removed all of the directors of the Company and elected Damian Bilbao, Marisa Buchanan, Will Burton, Miranda Jones, David Lawler, Brian McCarthy, Brian Puffer, Brandon Rumbelow, Nicholas Stork, Michael Thomas and Richard Walton to serve as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) the Company’s Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Charter”), and (ii) the Company’s Bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). A copy of the Charter and a copy of the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 28, 2022, the Company and Parent issued a press release announcing the closing of the Mergers. The press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated as of October 16, 2022, by and among BP Products North America Inc., Condor RTM Inc., Condor RTM LLC, LFG Acquisition Holdings LLC and Archaea Energy Inc. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 17, 2022).
3.1	Amended and Restated Certificate of Incorporation of Archaea Energy Inc., effective December 28, 2022.
3.2	Amended and Restated Bylaws of Archaea Energy Inc., effective December 28, 2022.
99.1	Press Release dated December 28, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

+	The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule (or similar attachment) upon the request of the SEC in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2022

ARCHAEA ENERGY INC.

By:	/s/ Edward P. Taibi
Name:	Edward P. Taibi
Title:	General Counsel and Executive Vice President of Strategic Initiatives and Government Affairs